UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to Rule 14a-12.

RIVER FINANCIAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

RIVER FINANCIAL CORPORATION

2611 Legends Drive
Prattville, Alabama 36066
Telephone (334) 290-1012

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 14, 2024

The Annual Meeting of Shareholders of River Financial Corporation (the “Company”) will be held at The Legends Conference Center at 2500 Legends Circle, Prattville, Alabama, on May 14, 2024, at 5:30 p.m. CST.

The Annual Meeting of Shareholders is for the following purposes which are more completely described in the accompanying Proxy Statement:

1.
Election of the Board of Directors of the Company
2.
Any other matters that may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors of the Company has fixed the close of business on Wednesday, March 20, 2024 as the record date for determining which Shareholders will be entitled to notice of and to vote at the Annual Meeting.

Your vote as a stockholder is important regardless of the number of shares of the Company stock you own. Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares as soon as possible. You may vote by telephone at 1-800-652-8683, via internet by going to www.investorvote.com/RIFC, or scan the QR code with your smartphone. Your individual mailed notice will contain a unique QR code and 15-digit code located in the shaded bar on your notice. This will be needed in order to vote your shares electronically or via telephone. This will not prevent you from voting in person at the Annual Meeting but will assure that your vote is counted if you are unable to attend the Annual Meeting for any reason. If you are a stockholder whose shares of the Company stock are not registered in your own name, you will need additional documentation from your record holder in order to attend and vote personally at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Larry Puckett, Chairman of the Board

Prattville, Alabama

April 1, 2024

PROXY STATEMENT

River Financial Corporation

Proxy Statement for the Annual Meeting of Shareholders

We are providing this Proxy Statement to you in connection with the solicitation of proxies for our Annual Meeting of Stockholders of River Financial Corporation (the “Company”) to be held on May 14, 2024, at 5:30 p.m. CST at The Legends Conference Center at 2500 Legends Circle, Prattville, Alabama. The matters to be considered and acted upon at the Annual Meeting are listed in the accompanying Notice of Meeting of Stockholders and are described herein.

At the Annual Meeting we will elect nine persons to serve on the Board of Directors for a term of one year, and any other business.

We recommend you vote in favor of all director nominees proposed in this Proxy Statement. This document gives you important information concerning the business to be addressed at the Annual Meeting, and we urge you to read it carefully.

This Proxy Statement is dated April 1, 2024.

THE MEETING

Date, Time and Place

We will hold the Annual Meeting of Shareholders at 5:30 p.m. CST on Tuesday, May 14, 2024 at The Legends Conference Center located at 2500 Legends Circle, Prattville, Alabama.

Record Date; Stock Entitled to Vote; Quorum

Only holders of record of Company common stock as of March 20, 2024, will receive notice of the Annual Meeting, and only those shareholders will be entitled to vote at the Annual Meeting. As of March 20, 2024, there were 7,664,055 shares of Company common stock issued and outstanding held by approximately 1,267 holders of record.

A quorum requires the presence, in person or by Proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders of the Company are entitled to cast on the record date.

We intend to count the following shares as present at the Annual Meeting for the purpose of determining a quorum:

•
shares of Company common stock present in person at the Annual Meeting but not voting;
•
shares of Company common stock represented by proxies on which the shareholder has abstained on any matter; and
•
shares of Company common stock represented by proxies from a broker with no indication of how the shares of Company common stock are to be voted.
•

Votes Required

The election of the persons who will serve on the Board of Directors for the Company requires a majority of the votes cast at the Annual Meeting.

You have one vote for each share of Company common stock that you hold of record on each matter to be considered at the Annual Meeting.

The Directors and Executive Officers of both River Financial Corporation and River Bank & Trust, along with the bank’s Employee Stock Ownership Plan (ESOP), who as a group beneficially own approximately 26.53% of the Company common stock, have stated their intention to vote all shares of Company common stock that they own for approval of all proposed director nominees listed in this Proxy Statement. 1

Voting of Proxies

We will vote shares represented by all properly executed proxies received in time for the Annual Meeting in the manner specified on each Proxy. We will vote properly executed proxies that do not contain voting instructions in favor of the proposed directors and other items set forth in the notice of meeting, and if any other business is properly brought before the stockholders of record at the Annual Meeting, the proxies will be voted in accordance with the recommendations of the Board of Directors unless the proxy is marked to withhold authority to cast such vote.

If you abstain from voting or withhold your vote on any proposal considered at the Annual Meeting, we will not count the abstention or withhold as a vote “for” or “against” any of the proposals for purposes of the Annual Meeting.

Revocability of Proxies

If you grant a proxy, you may revoke your proxy at any time until it is voted by:

•
delivering a notice of revocation or delivering a later dated proxy on or before May 14, 2024 to the attention of Karen Thompson Smith at the address stated above or by email at InvestorRelations@river.bank;
•
submitting a properly executed proxy with a later date; or
•
appearing at the Annual Meeting, revoking the proxy and voting in person.

Attendance at the Annual Meeting will not in and of itself revoke a proxy that you submitted prior to the Annual Meeting.

Solicitation of Proxies

The Company will bear the cost of the solicitation of proxies from its shareholders.

The Company will solicit proxies by mail. In addition, the directors, officers and employees of the Company may solicit proxies from stockholders by telephone, in person, email or by any other lawful means. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy solicitation material to the beneficial owners of stock held of record by those persons, and the Company will reimburse them for reasonable out-of-pocket expenses.

PROPOSAL I – ELECTION OF DIRECTORS

If, prior to the voting at the Annual Meeting, any person to be elected a director is unable to serve or for good cause cannot serve, the shares represented by all valid proxies may be voted for the election of such substitute as the members of the Board of Directors may recommend. The Company knows of no reason why any person would be unable to serve as a director.

[1] Employee Stock Ownership Plan (ESOP) holds 166,664 shares of Company common stock, representing 2.17%

The following list provides certain biographical information about the director nominees to be elected at the annual meeting.

Name	Age	Position	Director Since

Larry Puckett	82	Director and Chairman of the Board of Directors	2006
W. Murray Neighbors	74	Director and Vice Chairman of the Board of Directors	2015
James M Stubbs	61	Director and Chief Executive Officer	2006
Gerald R Smith, Jr	70	Director and President	2015
Vernon B. Taylor	59	Director	2006
John A Freeman	76	Director	2018
Charles R Moore,III	44	Director	2018
Charles E Herron, Jr	67	Director	2006
Brian McLeod	55	Director	2019

Below is certain information regarding our executive officers’ and directors’ individual experience, qualifications, attributes, and skills and brief statements of those aspects of our directors’ backgrounds that led us to conclude that they should serve as directors or executive officers.

Larry Puckett was one of the founding directors of River Bank & Trust in 2006, and was appointed as a Director and Chairman of the board of directors at that time. He currently serves as Chairman of the board of directors of both River Financial Corporation and River Bank & Trust. Mr. Puckett is also the Dealer/Operator and President of Larry Puckett Chevrolet in Prattville, AL. Mr. Puckett serves on multiple business and non-profit boards, and is considered to be a valued member and successful business person in the automotive industry and his community

W. Murray Neighbors was appointed as a director and Vice Chairman of the board of directors in 2015. He currently serves as Vice Chairman of the board of directors of both River Financial Corporation and River Bank & Trust. Mr. Neighbors was one of the original members and founders of the board of directors and served as Chairman of the board of directors of Keystone Bancshares, Inc. and Keystone Bank in 2007. He is retired from the US Treasury Department, but remains an active developer of commercial and residential properties in Auburn, AL. Mr. Neighbors is also very active in his community as he has served as a member of the City of Auburn’s Commercial Development Authority, on the Business Development Committee for the Auburn Chamber of Commerce, as the Treasurer of the Lee County Rotary Club, and on the Lee County Planning Commission.

James M Stubbs was one of the founding directors, President and Chief Executive Officer of River Bank & Trust in 2006. He was appointed as a director of the board of directors and Chief Executive Officer of River Financial Corporation and River Bank & Trust in 2015, in which he currently serves in this capacity. He has over thirty-five years of commercial banking experience. Specifically, Mr. Stubbs served as a Vice President in the Consumer and Commercial Lending Departments of Aliant Bank from June 1986 through June 1997. Subsequently, he served as an Area President for Colonial Bank from June 1997 through February 2005, when he left to begin the formation of River Bank & Trust. Mr. Stubbs’ community involvement includes serving on numerous business and non-profit boards.

Gerald R Smith, Jr. has served on the board of directors and as President of River Financial Corporation and River Bank & Trust since 2015. Mr. Smith was as founding director and served as Chief Executor Officer for Keystone Bank, prior to the merger with River Bank & Trust. Mr. Smith also brings 50 years of banking experience and a long history of community involvement in Gadsden, AL. He previously served as City President for AmSouth, and later as the Area Executive of North Alabama for The Bank. Mr. Smith holds a vast knowledge of loan and deposit operations, as well as central loan underwriting.

Vernon B. Taylor was one of the founding directors of River Bank & Trust in 2006, and is currently serving as a director of River Financial Corporation and River Bank & Trust. He began his professional career in aviation and remains active in that field today. Mr. Taylor later founded and directed two aviation service companies based in the River Region. He is also an investor in local commercial real estate. Mr. Taylor is very active in the community while serving on several local boards.

John A Freeman was appointed as a director of the board of directors in 2015. Mr. Freeman was one of the founding directors of Keystone Bank in 2007, and is currently serving as a director of River Financial Corporation and River Bank & Trust. He is the owner of Freeman Land Development, Inc., and has a long history as a community and civic leader in the Gadsden area. He also previously served as an advisory director of Superior Bank in Gadsden, AL, and as a member of Jacksonville board of visitors

Charles R Moore III was elected as a director of the River Bank & Trust board of directors in 2018, and as a director of both River Financial Corporation and River Bank & Trust in 2019, in which he currently serves in this capacity. Mr. Moore is a partner in the Birmingham office of the Bradley law firm, where he focuses on commercial lending and the representation of community banks. He is a native of Clanton, Alabama, and served on the board of directors of Peoples Southern Bank for ten years leading up to the 2018 merger with River. Mr. Moore also serves on the executive committee of Junior Achievement of Alabama, a nonprofit organization that teaches financial literacy, entrepreneurship, and workforce readiness in grades K-12. He is graduate of Vanderbilt University and the University of Virginia School of Law.

Charles E Herron, Jr. was one of the founding directors of River Bank & Trust in 2006, and was appointed as a director of both River Financial Corporation and River Bank & Trust in 2019, in which he currently serves in this capacity. Mr. Herron has worked in the land and timber business in Alabama for over 35 years. He is the owner and President of Rock Springs Land & Timber, Inc., and an ardent supporter of hunting and outdoor conservation efforts. Mr. Herron received the Governor’s Conservation Achievement Award for Conservation Educator of the Year in 2011. He has also supported the Alabama Loggers Council, the Alabama Forestry Association, and is a member of the Montgomery Area Chamber of Commerce Committee of 100.

Brian McLeod was appointed as a director of the River Financial Corporation board of directors in 2019, and is currently serving in this capacity. Mr. McLeod was also one of the founding directors of Trinity Bank, prior to the merger in 2019. He is currently a partner with Brunson, Wilkerson, Bowden & Associates, P.C., a CPA firm serving the wiregrass region. Prior to that, he served as Vice President of Finance and Operations and director at The National Security Group, Inc. for over 30 years. He is a native of Coffee County, and served as the Board Chairman of the Wiregrass United Way Board of Trustees and the Coffee County Board of Education. Mr. McLeod also serves on the Board of Directors of Coffee County Habitat for Humanity, a member of the Elba Lions Club, while attending Hebron Baptist Church. He holds a Bachelor of Science degree from Troy University and a Master of Science degrees from the College for Financial Planning and Florida State University. In addition, Mr. McLeod is a Certified Public Accountant and Chartered Global Management Accountant.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SECURITY HOLDERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 20, 2024 by:

•
each of our directors;
•
all of our current directors and executive officers as a group; and
•
each stockholder known by us to beneficially own more than 5% of our common stock

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholder.

Name	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares(1)
Director Nominee
Larry Puckett	146,085	1.91%
Vernon B Taylor	153,496	2.00%
James M Stubbs	276,120(2)	3.60%
Gerald R Smith, Jr	139,250(3)	1.82%
W. Murray Neighbors	64,843	0.85%
John A. Freeman	27,996	0.37%
Charles R Moore, III.	21,737	0.28%
Charles E Herron, Jr.	171,487	2.24%
Brian McLeod	16,492	0.22%

Executive Officer
Jason B Davis	11,300(4)	0.15%

Executive Officers and Directors as a Group	1,028,806(5)	13.42%

5% Stockholders known by us	N/A
(1)
Based upon total outstanding shares as of March 20, 2024. Percentages are calculated for each person assuming the exercise of stock options or stock warrants held by such person but that no other person exercises stock options or stock warrants. For the directors and executive officers as a group, the percentage is determined by assuming that each director and executive officer exercises all stock options and stock warrants but that no other person exercises stock options or stock warrants.
(2)
James M Stubbs’ ownership includes 91,000 vested stock options not yet exercised, 4,800 unvested restricted stock grants but have full voting rights, and 41,875 shares where he serves as the Trustee on multiple Trusts, wherein he holds no beneficial ownership, but only voting power respecting these shares.
(3)
Gerald R Smith, Jr.’s ownership includes 45,000 vested stock options not yet exercised, and 2,667 unvested restricted stock grants but have full voting rights.
(4)
Jason Davis’ ownership includes 8,800 vested stock options not yet exercised, and 1,600 unvested restricted stock grants but have full voting rights.
(5)
Refers to shares beneficially owned by Executive Officers and Directors of River Financial Corporation (the Company) only.

FINANCIAL STATEMENTS

The audited financial statements of the Company for the fiscal year ended December 31, 2023 were prepared in conformity with Generally Accepted Accounting Principles and are available online at www.edocumentview.com/RIFC. If you would like a paper copy at no charge of the Form 10K, please call Karen Thompson Smith at (334) 290-2704 or email InvestorRelations@river.bank.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented at the Annual Meeting. If any other matter properly comes before the Annual Meeting requiring a vote of the stockholders, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters as determined by a majority of the Board of Directors. At your request, we will provide to you, at no charge, copies of the Articles of Incorporation and Bylaws of the Company. You may review information on the Company contained in the Company’s Form 10-K, Forms 10-Q and Forms 8-K and filed with the Securities Exchange Commission at www.sec.gov.

River vote ENDORSEMENT LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext C123456789 Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.envisionreports.com/RIFC or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/RIFC Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2024 Annual Meeting Proxy Card 1234 5678 9012 345 IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proposals — The Board of Directors recommend a vote FOR all Director nominees and FOR Proposal 2. 1. Election of the Board of Directors of the Company 01 - Larry Puckett 04 - Gerald R Smith, Jr. 07 - Charles R. Moore, III For Against Abstain 02 - Vernon Taylor 05 - W. Murray Neighbors 08 - Charles E. Herron, Jr For Against Abstain For Against Abstain 03 - James M. Stubbs 06 - John A. Freeman 09 - Brian McLeod 2. Any other matters that may properly come before the Annual Meeting or any adjournment thereof. For Against Abstain Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box C1234567890 J N T 1 U P X 5 9 8 6 3 0 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

2024 Annual Meeting 2024 Annual Meeting of Stockholders of River Financial Corporation May 14, 2024, 5:30 pm CT located at The Legends Conference Center 2500 Legends Circle, Prattville, Alabama We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 proxy statement and annual report are available at www.envisionreports.com/RIFC. The voting site is located at www.investorvote.com/RIFC. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/RIFC IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy - River Financial Corporation Notice of 2024 Annual Meeting of Stockholders The undersigned hereby appoints James M Stubbs and Gerald R Smith, Jr., or any one of them, with full power ofsubstitution in each, proxiesto vote all the common stock of River Financial Corporation which the undersigned may be entitled to vote at the annual meeting of stockholders to be held on May 14, 2024 at 5:30 p.m., Central Time, and at any adjournment thereof, as follows: Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all Director nominees and FOR Proposal 2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting (Items to be voted appear on reverse side) Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.